   Exhibit 99.2

HEALING SOLUTIONS, LLC

FINANCIAL STATEMENTS

Year Ended December 31, 2020

HEALING SOLUTIONS, LLC

FINANCIAL STATEMENTS

Year Ended December 31, 2020

CONTENTS

Pages

INDEPENDENT AUDITORS’ REPORT	1-2
FINANCIAL STATEMENTS
Balance Sheet	3
Statement of Operations and Changes in Member’s Equity	4
Statement of Cash Flows	5
Notes to Financial Statements	11-18

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

INDEPENDENT AUDITORS’ REPORT

To the Member of

HEALING SOLUTIONS, LLC

We have audited the accompanying financial statements of Healing Solutions, LLC (the “Company”), which comprise the balance sheet as of December 31, 2020, and the related statements of operations and changes in member’s equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Healing Solutions, LLC as of December 31, 2020, and the results of its operations and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.

Adoption of New Accounting Standard

As discussed in Note 2 to the financial statements, Healing Solutions, LLC changed its method of accounting for revenue from contracts with customers effective January 1, 2020 under the modified retrospective method. Our opinion is not modified with respect to this matter.

/s/ Mayer Hoffman McCann P.C.

Phoenix, Arizona

April 13, 2021

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

A S S E T S

CURRENT ASSETS
Cash	$ 126,840
Accounts receivable	776,798
Inventories	14,430,759
Prepaid expenses	1,202,984
TOTAL CURRENT ASSETS	16,537,381
PROPERTY AND EQUIPMENT, net	843,441
OTHER ASSETS	61,135
TOTAL ASSETS	$ 17,441,957

L I A B I L I T I E S A N D M E M B E R' S E Q U I T Y
CURRENT LIABILITIES
Accounts payable	$ 2,268,382
Accrued expenses	969,296
Current portion of deferred rent	37,024
Due to parent company	1,179,230
TOTAL CURRENT LIABILITIES	4,453,932
DEFERRED RENT	31,066
TOTAL LIABILITIES	4,484,998
COMMITMENTS AND CONTINGENCIES
MEMBER'S EQUITY	12,956,959
TOTAL LIABILITIES AND MEMBER'S EQUITY	$ 17,441,957

See Notes to Financial Statements

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

STATEMENT OF OPERATIONS AND CHANGES IN MEMBER'S EQUITY

NET SALES	$ 77,703,881
COSTS OF GOODS SOLD	29,703,349
GROSS PROFIT	48,000,532
OPERATING EXPENSES
Advertising expenses	3,568,046
Direct selling expenses	28,613,469
General and administrative expenses	7,922,866
TOTAL OPERATING EXPENSES	40,104,381
INCOME FROM OPERATIONS	7,896,151
OTHER EXPENSES
Other expense	7,922
Interest expense	94,836
TOTAL OTHER EXPENSES	102,758
NET INCOME	7,793,393
MEMBER'S EQUITY, BEGINNING OF YEAR	6,607,727
CONTRIBUTIONS FROM MEMBER	3,056,000
DISTRIBUTIONS TO MEMBER	(4,500,161)
MEMBER'S EQUITY, END OF YEAR	$ 12,956,959

See Notes to Financial Statements

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

STATEMENT OF CASH FLOWS

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 7,793,393
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense	519,738
Changes in operating assets and liabilities
(Increase) decrease in:
Accounts receivable	(17,556)
Inventories	(8,293,395)
Prepaid expenses	(1,202,984)
Other assets	40,934
Increase (decrease) in:
Accounts payable	1,594,601
Accrued expenses	593,242
Deferred rent	(3,435)
Net cash provided by operating activities	1,024,538
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(332,249)
Net cash used in investing activities	(332,249)
CASH FLOWS FROM FINANCING ACTIVITIES
Increase in due to parent	1,179,230
Payments on long-term debt	(927,965)
Contributions from member	3,056,000
Distributions to member	(4,500,161)
Net cash used in financing activities	(1,192,896)
NET CHANGE IN CASH	(500,607)
CASH, BEGINNING OF YEAR	627,447
CASH, END OF YEAR	$ 126,840

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$ 94,836

See Notes to Financial Statements

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

(1)	Nature of operations and basis of presentation

Nature of operations – Healing Solutions, LLC (the “Company”) is a distributor of essential oils and other products that markets directly to the customer. The Company operates through online retail and eCommerce channels as well as through wholesale sales to brick and mortar outlets. The Company is a Delaware limited liability company and 100% of the Company’s outstanding membership interest is held by Super Transcontinental Holdings, LLC (the “Parent”).

The Company has 100% beneficial interest in the following limited liability companies, collectively known as the Subsidiaries: Best Filter, LLC, Choice Traders, LLC, Heavens Purity, LLC, Optimum Trading Company, LLC, Sun Organic, LLC, Targe, LLC, Taylor & Pappy, LLC, Artizen Oils, LLC, and Prime Time Commerce, LLC. Yellow Dog Sales, LLC is 100% beneficially owned by Prime Time Commerce, LLC. These subsidiaries were formed for the purposes of distributing essential oils under the specific Company brand names.

Basis of accounting – The financial statements are presented on the accrual basis of accounting in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The Financial Accounting Standards Board (“FASB”) sets US GAAP to ensure consistent reporting. References to US GAAP are to the FASB Accounting Standards Codification (“ASC”).

Principles of consolidation – The accompanying financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated upon consolidation. These subsidiaries had no significant activity for the year ended December 31, 2020.

(2)	Summary of significant accounting policies

Use of estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash – Cash consists of cash on hand with financial institutions. At times, the Company maintains deposits at financial institutions in excess of federally insured limits. The Company performs periodic evaluations of the relative credit standing of all of the aforementioned institutions.

Inventories – Inventories are stated at the lower of cost or net realizable value with costs determined using the average cost method. Inventories consist primarily of finished goods and raw materials. Costs include the amounts paid to manufacturers for product, tariffs and duties associated with transporting product across national borders, and freight costs associated with transporting the product from manufacturer to warehouse, as applicable. Management estimates the amount of excess and obsolete inventory based on current market trends and average days’ sales of inventory.

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

(2)	Summary of significant accounting policies (continued)

Property and equipment – Property and equipment are stated at cost and depreciated over the estimated useful life of each asset. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the improvements. Annual depreciation is primarily computed using the straight-line method over the following estimated useful lives.

Estimated useful life

Equipment	3 years
Leasehold improvements	Shorter of remaining life of lease or useful life
Furniture and fixtures	3 - 5 years

Impairment of long-lived assets – The Company accounts for long-lived assets in accordance with FASB ASC 360, Property, Plant and Equipment. FASB ASC 360 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. No impairment charges were recorded during the year ended December 31, 2020.

Income taxes – The Company is a limited liability company. This type of organization typically provides that no member is liable for any acts, debts, or liabilities beyond the member’s capital contribution. Therefore the Company’s taxable income and credits are passed through to the Company’s member and no provision or liability for income taxes has been included in the financial statements.

The Company follows the provisions of FASB ASC 740-10, pertaining to the accounting for uncertainty in income taxes. This requires a more likely-than not threshold for financial statement recognition and measurement of tax positions taken or expected to be taken in the Company’s tax returns.

The Company evaluates its uncertain tax positions, if any, on a continual basis through review of its policies and procedures, review of its regular tax filings, and discussions with outside experts. At December 31, 2020, management of the Company does not believe it has any uncertain tax positions. The Company’s policy is to classify income tax penalties and interest as income tax expense in its financial statements. During the year ended December 31, 2020, the Company did not recognize any such interest or penalties. The Company’s tax returns are subject to examination by the Internal Revenue Service generally for three years after they were filed and by state jurisdictions generally for four years after they were filed.

Revenue recognition and adoption of Topic 606 – In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of the new guidance is that an entity will recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The standard provides a five-step analysis of transactions to determine when and how revenue is recognized.

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

(2)	Summary of significant accounting policies (continued)

Other major provisions include the capitalization and amortization of certain contract costs, ensuring the time value of money is considered in the transaction price, and allowing estimates of variable consideration to be recognized before contingencies are resolved in certain circumstances. Additionally, the guidance requires disclosures related to the nature, amount, timing, and uncertainty of revenue that is recognized. The Company adopted the amendments in ASU 2014-09 (“Topic 606”), as further amended in accordance with ASU 2020-05, effective January 1, 2020, using a modified retrospective method. The adoption of ASU 2014-09 did not have a material impact on the Company’s financial statements as the Company’s revenue arrangements generally consist of a single performance obligation to transfer promised goods or services. The Company’s adoption of ASU 2014-09 included the election of certain practical expedients.

The Company derives its revenue from the sale of consumer products. The Company sells its products directly to consumers through online retail channels and through wholesale channels. For direct to consumer sales, the Company considers customer order confirmations to be a contract with the customer. Customer confirmations are executed at the time an order is placed through third party online channels. For wholesale sales, the Company considers the customer purchase order to be the contract. For all of the Company’s sales and distribution channels, revenue is recognized when control of the product is transferred to the customer (i.e., when the Company’s performance obligation is satisfied), which typically occurs at shipment date. As a result, the Company has a present and unconditional right to payment and records the amount due from the customer in accounts receivable.

While unit prices are generally fixed, the Company provides variable consideration for certain customers, typically in the form of rights of refund, allowances, and early pay discounts (generally 1-2%) for invoices paid within 10 days of delivery. In these instances, the Company reduces the amount recognized as contract revenue by the amount of the discount at the time the discount is taken. The Company utilizes the most likely method to estimate the effect of uncertainty on the amount of variable consideration to which the Company would be entitled, under product sales containing the right of refund. The most likely method is based upon historical experience and periodically evaluated by management for accuracy. Refunds have historically not been material to the financial statements as a whole.

A performance obligation is a promise in a contract to transfer a distinct good to the customer and is the unit of account in ASC Topic 606. A contract’s transaction price is recognized as revenue when the performance obligation is satisfied. Each of the Company’s contracts have a single distinct performance obligation, which is the promise to transfer individual goods.

For consumer product sales, the Company has elected to treat shipping and handling as fulfillment activities, and not a separate performance obligation. Accordingly, the Company recognizes revenue for the single performance obligation related to product sales at the time control of the merchandise passes to the customer, which is generally at the time of shipment. Shipping and handling expenses were $2,751,596 for the year ended December 31, 2020, which are included in the statement of operations and member’s equity under costs of goods sold.

For certain shipping expenses incurred through fulfillment of sales by online merchants, the Company is reimbursed for a portion of these shipping expenses. The shipping credits received for online order fulfillments are recorded net of the related shipping expenses in the statement of operations and member’s equity.

The Company collects sales tax, when applicable, on behalf of various taxing authorities. The Company elected the practical expedient for taxes collected from customers and remitted to government authorities, related to the sales of the Company’s products, to be excluded from revenues. As such, sales tax amounts are not included in revenue.

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

(2)	Summary of significant accounting policies (continued)

For each contract, the Company considers the promise to transfer products to be the only identified performance obligation. In determining the transaction price, the Company evaluates whether the price is subject to refund or adjustment to determine the net consideration to which the Company expects to be entitled. All of the Company’s revenues as reflected on the statement of operations and member’s equity for the year ended December 31, 2020 are recognized at a point in time.

Selling costs incurred to sell orders through online sales channels generally include merchant and fulfillment fees, which are included under operating expenses in the statement of operations and member’s equity.

Accounts receivable – All online sales are completed and settled at the time of order, with no credit terms offered to customers. Cash settled from these sales is generally remitted to the Company within two weeks subsequent to the date of sale. Accounts receivable from retail customers are stated at the amount billed to customers less an allowance for doubtful accounts, if an allowance is considered necessary. Accounts receivable from retail customers are ordinarily due 30 days after the issuance of the invoice. The period between invoicing and when payment is due is not significant.

Management determines which accounts are past due on a case-by-case basis. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer. The Company does not require collateral to support its accounts receivable. Accounts receivable of the Company at December 31, 2020 are considered by management to be collectible in full; therefore, no allowance for doubtful accounts is considered necessary.

Advertising – Costs associated with the Company’s advertising and sales promotion are expensed as incurred and are included in operating expenses. For the year ended December 31, 2020, the Company incurred $3,568,046 for advertising costs, which consists primarily of online advertising expense.

Recent accounting pronouncements – In February 2016, the FASB issued ASU No. 2016-02 – Leases (Topic 842). ASU 2016-02 requires that a lease liability and related right-of-use-asset representing the lessee’s right to use or control the asset be recorded on the balance sheet upon the commencement of all leases except for short-term leases. Leases will be classified as either finance leases or operating leases, which are substantially similar to the classification criteria for distinguishing between capital leases and operating in existing lease accounting guidance. As a result, the effect of leases in the statements of operations and the statements of cash flows will be substantially unchanged from the existing lease accounting guidance. The original effective date of ASU 2016-02 was delayed twice pursuant to ASU 2019-10 and ASU 2020-05. The effective date for the Company is now fiscal year ending December 31, 2022, with early adoption permitted. The Company is currently evaluating the full effect that the adoption of this standard will have on the financial statements.

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

(2)	Summary of significant accounting policies (continued)

Subsequent events – The Company has evaluated subsequent events through April 13, 2021, which is the date the financial statements were available to be issued.

On February 2, 2021, the Parent company entered into an asset purchase agreement (“APA”) with a third party for the sale of certain assets and assumed liabilities of Healing Solutions, LLC for a total cash purchase price of approximately $15,300,000, plus shares of the third party’s common stock and certain earn-out shares. The total purchase price also included the assignment of certain registered intellectual property, customer and supplier agreements, and eCommerce accounts.

There were no liabilities noted as of December 31, 2020 that were assumed by the buyer in the transaction. Total assets acquired that are included in the accompanying balance sheet as of December 31, 2020, consist of the following:

Inventory	$ 7,600,000
Prepaid expenses - deposits on inventory	1,200,000
Total acquired assets	$ 8,800,000

Under the terms of the APA, the buyer also has the right of first refusal on all potential sales of a certain class of finished goods that were not acquired as part of the sale. At the buyer’s option, this inventory can be purchased at fixed agreed-to prices which are currently below the Company’s related inventory costs. As of December 31, 2020, total such inventory included in the accompanying balance sheet subject to the right of first refusal was approximately $6,720,000. If the buyer were to elect the right of first refusal under the terms of the APA on these inventory items which existed at December 31, 2020, the total potential write down of this related inventory class approximates $3,580,000.

(3)Inventories

Inventories consisted of the following at December 31, 2020:

Inventory on hold
Raw materials	$ 2,825,746
Finished goods	12,189,531
Total costs	15,015,277
Less: Reserve for obsolescence	(584,518)
Total inventories - net	$ 14,430,759

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

(4)Property and equipment

Property and equipment consisted of the following at December 31, 2020:

Cost:
Equipment	$ 1,552,418
Leasehold improvements	144,419
Furniture and fixtures	185,979
Total cost	1,882,816
Accumulated depreciation and amortization	(1,039,375)
Net property and equipment	$ 843,441

Depreciation expense was $519,738 for the year ended December 31, 2020.

(5)Long-term debt

In November 2019, the Company entered into a working capital loan agreement with a third party in the amount of $1,000,000, maturing after 12 months, payable in bi-weekly installments of approximately $45,000, and bearing interest at a rate of 14.72% per annum. The loan was repaid in full during the year ended December 31, 2020. Interest expense incurred under the loan during the year ended December 31, 2020 was $94,836.

(6)Due to Parent

In May 2020, the Parent transferred unsecured borrowings to the Company of approximately $1,200,000, the proceeds of which were largely used to cover the cost of payroll and other operating expenses. The borrowings are due on demand and the Company expects the outstanding balance as of December 31, 2020 to be repaid within the next twelve months as of the report date.

(7)Operating leases

The Company leases office and storage facilities as well as various equipment and vehicles under operating lease agreements that expire in various years through May 2024. The Company’s building lease agreements also include provisions for the Company to pay a proportional share of operating expenses and taxes. Minimum future rental commitments for all non-cancellable operating leases having original or remaining lease terms in excess of one year at December 31, 2020 are as follows:

Years Ending December 31,
2021	$ 351,600
2022	335,600
2023	91,900
2024	22,700
Total minimum future rental commitments	$ 801,800

Total rent expense, including the Company’s proportionate share of operating expenses and taxes, for the year ended December 31, 2020 was approximately $607,000. Certain lease agreements include escalating rent payments and the Company has recognized a deferred rent liability of $68,090 as a result of the straight-line rental expense exceeding the payments made.

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

(8)401(k) plan

The Company maintains a 401(k) defined contribution benefit plan that covers employees who meet specified age and service requirements. The Company made a matching contribution for the year ended December 31, 2020 of approximately $102,000.

(9)Concentrations

Major contracts – During 2020, the Company had a service contract with a third party that allows the Company’s products to be marketed and sold on the third party’s online platform. The third party provides inventory management and storage, performance metrics tools, fulfillment, advertising, and customer return services in exchange for a percentage of revenue. During the year ended December 31, 2020, the accompanying statement of operations and member’s equity includes recognized revenues with this party of approximately $69,000,000 and paid merchant fees of approximately $28,000,000. Loss of this contract could adversely impact the Company’s operations.

Major suppliers – During 2020, the Company purchased 15% of its inventory from one vendor. As of December 31, 2020, accounts payable due to this vendor was approximately 13% of the total accounts payable in the accompanying balance sheet.

(10)Commitments

During the year ended December 31, 2020, the Company pre-paid approximately $653,000 and $531,000 for non-refundable deposits on expected inventory purchases, and inventory purchases that were only partially received by December 31, 2020, respectively. The purchase orders are generally noncancellable and the amounts are reflected under prepaid assets in the accompanying balance sheet. For deposits on future inventory purchases, the remaining amounts owed under the purchase orders are due upon the supplier’s shipment of the goods.

During the ordinary course of business, the Company will enter into agreements for the purchase of inventory. There are no required spending or minimum commitments. Purchase orders entered into during the year ended December 31, 2020 for expected inventory purchases to be recognized and paid upon delivery of the goods total to approximately $1,800,000. The Company expects these orders to be delivered in the upcoming twelve months as of the report date.

(11)Contingencies, risks and uncertainties

General contingencies – In the ordinary course of conducting its business, the Company may periodically be liable for certain business-related items including litigation, taxes or other matters. Any probable and estimable loss contingencies in excess of amounts covered by business liability insurance are included in accrued expenses. It is the best judgment of management that neither the financial position nor results of operations of the Company will be materially affected by the final outcome of these business-related items.

In December 2015, the Company made certain purchases from a supplier located in China for certain products including duties owed on those purchases, and received a complaint from the United States Department of Commerce that the Company failed to use the correct rate code on the purchases. The Company estimates the potential penalties for this matter are in the range of $650,000 to $750,000. As of December 31, 2020, the Company has recorded a loss contingency of approximately $600,000 which is included in accrued expenses in the accompanying balance sheet.

Other – On March 11, 2020 the World Health Organization declared the outbreak of a coronavirus (COVID-19) a pandemic. The operations of the Company may be significantly impacted by the pandemic and could result in material changes in the Company’s results of operations and financial position. As of the date of the financial statements, the Company’s operations have not been significantly negatively impacted, however, demand for the Company’s products may significantly decrease and could result in lost revenue, additional

HEALING SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

Year ended December 31, 2020

costs or impairment, or delays in collection of accounts receivable. The extent of the impact of the pandemic are highly uncertain and cannot be predicted.